Exhibit 10.2

UNIVERSAL FOOD & BEVERAGE	GRAYSON NATIONAL BANK	C .CODE 190/P. CODE 195
COMPANY OF VIRGINIA	113 W MAIN STREET	Loan Number 893434
3830 COMMERCE DRIVE	P.O. BOX 186	Date 03-31-2005
ST. CHARLES, IL 60174	INDEPENDENCE, VA 24348	Maturity Date 03-30-2025
Loan Amount $2,500,000.00
Renewal Of _______________
BORROWER’S NAME AND ADDRESS	LENDER'S NAME AND ADDRESS	SSN /EIN #20-1806696

“I” includes each borrower above, jointly and severally.	“You” means the lender, its successors and assigns.

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollar $2,500,000.00

☒	Single Advance: I will receive all of this principal sum on 03-31-2005. No additional advances are contemplated under this note.

☐	Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On I will receive the amount of $ and future principal advances are contemplated.

Conditions: The conditions for future advances are

☐	Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on .

☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST:	I agree to pay interest on the outstanding principal balance from 03-31-2005 at the rate of 6.750% per year until 04-01-2005.

☒	Variable Rate: This rate may then change as stated below.

☒	Index Rate: The future rate will be 1.000 PERCENT ABOVE the following index rate: THE WALL STREET JOURNAL PRIME RATE.

☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

☒	Frequency and Timing: The rate on this note may change as often as EVERY DAY BEGINNING 04-01-2005. A change in the interest rate will take effect ON THE FOLLOWING DAY.

☒	Limitations: During the term of this loan, the applicable annual interest rate will not be more than 12.000 % or less than 6.000%. The rate may not change more than % each .

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☒	The amount of each scheduled payment will change. ☐ The amount of the final payment will change.

☐	_____________________________________________________________________________________.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☒	on the same fixed or variable rate basis in effect before maturity (as indicated above).

☐	at a rate equal to _______________________________________________________________________.

☒	LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE AMOUNT.

☒	ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which ☐ are ☒ are not included in the principal amount above: SETTLEMENT/CLOSING COSTS: ATTORNEY FEES, RECORDING FEES, TITLE INSURANCE, AND A $6,250.00 COMMITMENT FEE.

PAYMENTS: I agree to pay this note as follows:

240 MONTHLY PAYMENTS OF $19,014.73 BEGINNING 04-30-2005. THIS IS A VARIABLE RATE LOAN AND THE PAYMENT AMOUNTS MAY CHANGE.

ADDITIONAL TERMS: THE FIRST MONTHLY PAYMENT WILL BE $19,014.73, AFTER WHICH THE MONTHLY PAYMENT AMOUNT MAY BE ADJUSTED BASED ON CHANGES IN THE INDEX RATE.

☐	CONFESSION OF JUDGMENT: I appoint and authorize attorneys in fact to, if I default on this agreement, appear in the office of , Virginia, and confess judgment against me in the amount of any unpaid principal, accrued interest and costs of collection as provided in this agreement. SEE PAGE 2 FOR ADDITIONAL TERMS OF THE CONFESSION OF JUDGMENT.

IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

☒ SECURITY: This note is separately secured by (describe separate document by type and date): DEED OF TRUST DATED MARCH 31, 2005

PURPOSE: The purpose of this loan is BUSINESS: TO PURCHASE REAL ESTATE WITH IMPROVEMENTS (FROM IWG, LLC)

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)	UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA

Signature for Lender	/s/ Duane N. Martrin
DUANE N. MARTIN, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

/s/ Dennis Gambill
DENNIS GAMBILL, EXECUTIVE VICE PRESIDENT

UNIVERSAL NOTE

© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-VA 3/8/2002	(page 1 of 2)

DEFINITIONS: As used on page 1, “☒” means the terms that apply to this loan. “I” “me” or “my” means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as “us”). “You” or “your” means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state of Virginia will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this Agreement.

COMMISSIONS OR OTHER REMUNERATION: I understand and agree that any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or other remuneration.

In addition, I understand and agree that some other payments to third parties as part of this note may also involve money retained by you or paid back to you as commissions or other remuneration.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a “year.” If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the “Post Maturity Rate” (shown on page 1) applies, the term “maturity” means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the “PAYMENTS BY LENDER” paragraph below.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

“Right to receive money from you” means:

(1)	any deposit account balance I have with you;

(2)	any money owed to me on an item presented to you or in your possession for collection or exchange; and

(3)	any repurchase agreement or other nondeposit obligation.

“Any amount due and payable under this note” means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the “Default” and “Remedies” paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; ~~(4) any other creditor of mine attempts to collect any debt I owe him through court proceedings;~~ (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided; ~~(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you;~~ (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:

(1)	You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).

(2)	You may set off this debt against any right I have to the payment of money from you, subject to the terms of the “Set-Off” paragraph herein.

(3)	You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.

(4)	You may refuse to make advances to me or allow purchases on credit by me.

(5)	You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY’S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney’s fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:

(1)	demand payment of amounts due (presentment);

(2)	obtain official certification of nonpayment (protest); or

(3)	give notice that amounts due have not been paid (notice of dishonor).

I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

FINANCIAL INFORMATION: I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

CONFESSION OF JUDGMENT AND WAIVER OF EXEMPTION: If agreed on page 1 then, in addition to your remedies listed herein, I authorize the attorneys in fact named on page 1 of this agreement, in the event of my default, to appear in the office listed on page 1, and to confess judgment. The confession of judgment may be without process, against me, in favor of you, for any unpaid principal, accrued interest and accrued charges due on this agreement, together with collection costs including reasonable attorney’s fees. I waive the benefit of all homestead and other exemptions and I agree that the judgment shall be a lien on my principal residence immediately upon confession. This power of attorney shall not terminate upon my disability.

INSURANCE DISCLOSURES: I may obtain insurance from anyone I want that is acceptable to you. My choice of insurance provider will not affect the credit decision or interest rate.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER’S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:

	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$

(page 2 of 2)
© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-VA 3/8/2002	/s/ Duane N. Martin	/s/ Dennis Gambill

AGREEMENT TO PROVIDE INSURANCE

DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is 03-31-2005. The parties and their addresses are:

OWNER:	UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA 3830 COMMERCE DRIVE ST. CHARLES, IL 60174	SECURED PARTY:	GRAYSON NATIONAL BANK 113 W MAIN STREET P.O. BOX 186 INDEPENDENCE, VA 24348

The pronouns “you” and “your” refer to the Secured Party. The pronouns “I,” “me” and “my” refer to each person or entity signing this Agreement as Owner.

1. LOAN, LEASE, OR CONTRACT DESCRIPTION (Loan).

A.	Date:	03-31-2005

B.	Loan Number:	893434

C.	Loan Amount:	2,500,000.00

D.	Additional Information:

2. AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I agree to do all of the following (in addition to any requirements specified in the Loan documents).

A.	I will insure the Property as listed and with the coverages shown in the COVERAGES section.

B.	I will have you named on the policy, with the status listed under the STATUS section.

C.	I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.

D.	I will pay for this insurance, including any fee for this endorsement.

E.	I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows.

FIRST LIEN ON ALL REAL ESTATE IMPROVEMENTS LOCATED AT 3122 ELK CREEK PARKWAY, INDEPENDENCE, VA (MAIN PLANT); 3492 ELK CREEK PARKWAY, INDEPENDENCE, VA (WAREHOUSE); 3081 ELK CREEK PARKWAY, INDEPENDENCE, VA (ROUSE HOUSE); AND 3415 ELK CREEK PARKWAY, INDEPENDENCE, VA (WINGATE HOUSE).

4. COVERAGES. I agree to insure the Property according to the following described risks, amount of coverage, and maximum deductible allowed.

☒ If checked, all coverages will be for the full replacement value of the Property.

Homeowner’s Coverage.	☐ H.O.	☐ Other (Describe)

Insurable Value:		Deductible:

Automobile Coverages.	☐ Fire	☐ Theft	☐ Collision	☐ Comprehensive	☐ Liability	☐ Other

Insurable Value:		Deductible:			Minimum limits

Property Coverage.	☒ Fire	☒ Theft	☐ Collision	☐ Comprehensive	☒ Liability	☐ Other

Insurable Value:		Deductible:

5. STATUS. Your status shall be listed on the insurance policy as follows.

      ☐  Lienholder        ☐  Certificate Holder        ☐  Additional Insured        ☒  Mortgagee        ☐  Other

California Real Property: Hazard insurance exceeding the replacement value of the improvements on the property is not required as a condition of this loan.

6. ADDITIONAL TERMS.

7. INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows.

A. Policy Number: Y6303635A147TIL04 Effective From 03-01-2005 To 11-07-2005

B. Insurance Company Name, Address, and Phone Number:

TRAVELERS/ST. PAUL

300 WINDSOR STREET

HARTFORD, CT 06120

8. INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows.

A. Agent Name: JOHN BYRNES AND JUDY POST.

B. Agency Name, Address, and Phone Number:

RC KNOX & COMPANY, INC.

ONE GOODWIN SQUARE

HARTFORD, CT 06103-4305

(860) 524-7600

9. SIGNATURES.

SIGNATURES FOR OWNER(S) AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement. I request the listed insurance company and agency to provide the indicated coverage and list you on the policy with the indicated status. I also request the insurance company or its authorized agent to immediately confirm that the policy is in effect by signing this form and forwarding a copy of the policy to you.

UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA

X	/s/ Duane N. Martin
	DUANE N. MARTIN, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER	3-31-05 Date

X
Date

SIGNATURE FOR SECURED PARTY AND REQUEST FOR CONFIRMATION. Upon receipt of this Agreement, the insurance company or agency named above is requested to confirm the policy coverages shown above.

By X	/s/ Dennis Gambill	3-31-05
	DENNIS GAMBILL, EXECUTIVE VICE PRESIDENT	Date

SIGNATURE FOR INSURANCE COMPANY AND CONFIRMATION. By signing below, Insurance Company confirms the existence of the insurance coverages agreed to be provided by our insured and that you will be notified not less than 10 days before cancellation.

TRAVELERS/ST. PAUL
Insurance Company

By X
Date

Please return to Secured Party at the address listed in the DATE AND PARTIES section.

© 1998 Bankers Systems, Inc., St. Cloud, MN Form API-GEN 6/13/2000

GUARANTOR NAME AND ADDRESS	LENDER NAME AND ADDRESS
Number 893434
UNIVERSAL FOOD & BEVERAGE COMPANY (A DELAWARE CORPORATION) 3830 COMMERCE DRIVE ST. CHARLES, IL 60174	GRAYSON NATIONAL BANK 113 W MAIN STREET P.O. BOX 186 INDEPENDENCE, VA 24348	Amount 2,500,000.00 Date MARCH 31, 2005

GUARANTY

DATE. The date of this Guaranty is 03-31-2005

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender (with its participants, successors and assigns), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA (Borrower) or to engage in any other transactions with Borrower, the Guarantor hereby absolutely and unconditionally guaranties to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

INDEBTEDNESS.

☒    Specific Debts. The Guarantor guaranties to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: LOAN NO. 893434 DATED MARCH 31, 2005 IN THE LOAN AMOUNT OF $2,500,000.00 and any extensions, renewals or replacements thereof (Indebtedness).

☐    All Debts. Except as this Guaranty may otherwise provide, the Guarantor guaranties to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations (Indebtedness)). Without limitation, this Guaranty includes the following described debt(s):

Exclusions.

☐     Guarantor will be liable for $                         of the principal amount of the Indebtedness outstanding at default and for all of the accrued interest, and the expenses of collection, enforcement or protection of Lender’s rights and remedies under this Guaranty, including reasonable attorneys’ fees.

☐     Guarantor’s liability will not exceed             % of the Indebtedness outstanding at default and all of the accrued interest, and the expenses of collection, enforcement or protection of Lender’s rights and remedies under this Guaranty, including reasonable attorneys’ fees.

☐     Indebtedness Excludes:

SECURITY.

☒     the Guaranty is unsecured.

☐     secured by ___________________________________________________________________________________________

________________________________________________________________________________________________________

☐ CONFESSION OF JUDGMENT. Guarantor appoints and authorizes                                                                                           , attorneys in fact, to appear in the office of                                                                          , Virginia, to confess judgment against Guarantor in favor of Lender, if Guarantor defaults on this agreement. The confession of judgment may be without process and ONLY for any amount of PRINCIPAL and INTEREST due on this Guaranty.

In this notice, you means the Guarantor. IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

SIGNATURES. By signing under seal, Guarantor agrees to the terms contained in this Guaranty (including those on page 2). Guarantor also acknowledges receipt of a copy of this Guaranty.

GUARANTOR:

UNIVERSAL FOOD & BEVERAGE COMPANY (A DELAWARE CORPORATION)
Entity Name	(Seal)	Entity Name	(Seal)

/s/ Duane N. Martin
Name, Title DUANE N. MARTIN, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER	(Seal)	Name, Title	(Seal)

Name, Title	(Seal)	Name, Title	(Seal)

ACKNOWLEDGMENT (required for Confession of Judgment):

STATE OF ILLINOIS, COUNTY OF DUPAGE } ss.

This instrument was acknowledged before me this 31st day of March by DUANE N. MARTIN, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

(Title(s)) of UNIVERSAL FOOD & BEVERAGE COMPANY (A DELAWARE CORPORATION) (Name of Business or Entity) a CORPORATION on behalf of the business or entity.

My commission expires: 5/20/08

(Seal)	/s/ Carl A. Neumann
(Notary Public)

“OFFICIAL SEAL”

* CARL A. NEUMANN

Notary Public, state of Illinios

My Commission Expires 05/20/08

(page 1 of 2)
© 2001 Bankers Systems, Inc., St. Cloud, MN Form M-250-VA 6/26/2002

ADDITIONAL

PROVISIONS

The Guarantor further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Guarantor hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the Guarantor or modify, reduce, limit or release the liability of the Guarantor hereunder.

2. This is an absolute, unconditional and continuing Guaranty of payment of the Indebtedness and will continue to be enforceable against the Guarantor, whether or not all Indebtedness is paid in full, until this Guaranty is revoked by written notice actually received by the Lender. Any revocation shall not be effective as to any Indebtedness existing or committed to at the time of actual receipt of notice by the Lender, or as to any renewals, extensions and refinancings thereof.

The Guarantor represents and warrants to the Lender that the Guarantor has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting from the creation of Indebtedness guaranteed hereby, and that this Guaranty is given for a business purpose. The Guarantor agrees to rely exclusively on its right to revoke this Guaranty prospectively as to future transactions, by written notice actually received by Lender if at any time, the benefits then being received by the Guarantor in connection with this Guaranty are not sufficient to warrant its continuance as a Guarantor as to future Indebtedness. Accordingly, the Lender may rely conclusively on a continuing warranty, hereby made, that the Guarantor continues to be benefited by this Guaranty and that the Lender has no duty to inquire into or confirm the receipt of any benefits, and that this Guaranty will be enforceable without regard to the receipt, nature or value of any such benefits.

3. If the Guarantor is dissolved or becomes insolvent, however defined, or revokes this Guaranty, then the Lender has the right to declare the full amount of all Indebtedness immediately due and payable, and the Guarantor will forthwith pay the Lender. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, will become immediately due and payable without demand or notice thereof.

4. The Guarantor will be liable for all Indebtedness, without any limitation as to amount, plus accrued interest thereon and all attorneys’ fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Guarantor hereunder. The Lender may apply any sums received by or available to the Lender on account of the Indebtedness from Borrower or any other person (except the Guarantor), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts will not reduce, affect or impair the liability of the Guarantor hereunder. If the liability of the Guarantor is limited pursuant to this paragraph 4, any payment made by the Guarantor under this Guaranty will be effective to reduce or discharge its liability only if accompanied by a written transmittal document, received by the Lender, advising that such payment is made under this Guaranty for that purpose.

5. The Guarantor will pay or reimburse the Lender for all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy or insolvency proceedings.

6. Whether or not any existing relationship between the Guarantor and Borrower has been changed or ended and whether or not this Guaranty has been revoked, the Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Guarantor and without any notice to the Guarantor. The liability of the Guarantor will not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or approval by the Guarantor): (i) any acceptance of collateral security, Guarantor’s, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other Guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under §1111(b)(2) of the United States Bankruptcy Code.

7. The Guarantor waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, estoppel, statute of limitations, res judicata, statute of frauds, fraud, forgery, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Lender to Borrower or any such other person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The Guarantor shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though Borrower’s obligations had not been discharged.

8. The Guarantor further agree(s) that Guarantor will be obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. “Indebtedness” shall include post-bankruptcy petition interest and attorneys’ fees and any other amounts which Borrower is discharged from paying or which do not accrue to Indebtedness due to Borrower’s discharge, and Guarantor will be obligated to pay such amounts as fully as if Borrower’s obligations had not been discharged.

9. If any payment applied by the Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied will for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty will be enforceable as to such Indebtedness as fully as if such application had never been made.

10. The Guarantor waive(s) any claim, remedy or other right which the Guarantor may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Guarantor’s obligation under this Guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration or any right to participate in any claim or remedy the Guarantor may have against the Borrower, collateral, or other party obligated for Borrower’s debt, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

11. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Lender will not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

12. The liability of the Guarantor under this Guaranty is in addition to and is cumulative with all other liabilities of the Guarantor to the Lender as Guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. To induce Lender to enter into the Loan, Guarantor makes these representations and warranties for as long as Guaranty is in effect. Guarantor is duly organized, validly existing and in good standing under the laws in the jurisdiction where Guarantor was organized and is duly qualified, validly existing and in good standing in all jurisdictions in which Guarantor operates or Guarantor owns or leases property. Guarantor has the power and authority to enter into this transaction and to carry on Guarantor’s business or activity as now conducted. The execution, delivery and performance of this Guaranty and the obligation evidenced by this Guaranty: are within Guarantor’s duly authorized powers; has received all necessary governmental approval; will not violate any provision of law or order of court or governmental agency; and will not violate any agreement to which Guarantor is a party or to which Guarantor is or any of Guarantor’s property is subject. Other than previously disclosed in writing to Lender, Guarantor has not changed Guarantor’s name or principal place of business within the last ten years and has not used any other trade or fictitious name. Without Lender’s prior written consent, Guarantor does not and will not use any other name and will preserve Guarantor’s existing name, trade names and franchises. Guarantor owns or leases all property that Guarantor needs to conduct Guarantor’s business and activities. All of Guarantor’s property is free and clear of all liens, security interests, encumbrances and other adverse claims and interests, except those Lender previously agreed to in writing. Guarantor is not violating any laws, regulations, rules, orders, judgments or decrees applicable to Guarantor or Guarantor’s property, except for those that Guarantor is challenging in good faith through proper proceedings after providing adequate reserves to fully pay the claim and its challenge should Guarantor lose.

14. This Guaranty is effective upon delivery to the Lender, without further act, condition or acceptance by the Lender. It will be binding upon the Guarantor and the successors and assigns of the Guarantor and will inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty will not affect other lawful provisions and application hereof, and to this end the provisions of this Guaranty are declared to be severable. Except as allowed by the terms herein, this Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by the laws of the State in which it is executed. The Guarantor waives notice of the Lender’s acceptance hereof.

(page 2 of 2)
© 2001 Bankers Systems, Inc., St. Cloud, MN Form M-250-VA 6/26/2002	/s/ Duane N. Martin	/s/ Dennis Gambill

GUARANTOR NAME AND ADDRESS	LENDER NAME AND ADDRESS
Number 893434
UNIVERSAL FOOD & BEVERAGE COMPANY (A NEVADA CORPORATION) 3830 COMMERCE DRIVE ST. CHARLES, IL 60174	GRAYSON NATIONAL BANK 113 W MAIN STREET P.O. BOX 186 INDEPENDENCE, VA 24348	Amount 2,500,000.00 Date MARCH 31, 2005

GUARANTY

DATE. The date of this Guaranty is 03-31-2005

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender (with its participants, successors and assigns), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of UNIVERSAL FOOD & BEVERAGE COMPANY OF VIRGINIA (Borrower) or to engage in any other transactions with Borrower, the Guarantor hereby absolutely and unconditionally guaranties to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

INDEBTEDNESS.

☒     Specific Debts. The Guarantor guaranties to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: LOAN NO. 893434 DATED MARCH 31, 2005 IN THE LOAN AMOUNT OF $2,500,000.00 and any extensions, renewals or replacements thereof (Indebtedness).

☐     All Debts. Except as this Guaranty may otherwise provide, the Guarantor guaranties to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations (Indebtedness)). Without limitation, this Guaranty includes the following described debt(s):

Exclusions.

☐     Guarantor will be liable for $                         of the principal amount of the Indebtedness outstanding at default and for all of the accrued interest, and the expenses of collection, enforcement or protection of Lender’s rights and remedies under this Guaranty, including reasonable attorneys’ fees.

☐     Guarantor’s liability will not exceed             % of the Indebtedness outstanding at default and all of the accrued interest, and the expenses of collection, enforcement or protection of Lender’s rights and remedies under this Guaranty, including reasonable attorneys’ fees.

☐     Indebtedness Excludes:

SECURITY.

☒     the Guaranty is unsecured.

☐     secured by

☐ CONFESSION OF JUDGMENT. Guarantor appoints and authorizes                                                                                           , attorneys in fact, to appear in the office of                                                                          , Virginia, to confess judgment against Guarantor in favor of Lender, if Guarantor defaults on this agreement. The confession of judgment may be without process and ONLY for any amount of PRINCIPAL and INTEREST due on this Guaranty.

In this notice, you means the Guarantor. IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

SIGNATURES. By signing under seal, Guarantor agrees to the terms contained in this Guaranty (including those on page 2). Guarantor also acknowledges receipt of a copy of this Guaranty.

GUARANTOR:

UNIVERSAL FOOD & BEVERAGE COMPANY (A NEVADA CORPORATION)
Entity Name	(Seal)	Entity Name	(Seal)

/s/ Duane N. Martin
Name, Title DUANE N. MARTIN, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER	(Seal)	Name, Title	(Seal)

Name, Title	(Seal)	Name, Title	(Seal)

ACKNOWLEDGMENT (required for Confession of Judgment):

STATE OF ILLINOIS, COUNTY OF DUPAGE } ss.

This instrument was acknowledged before me this 31st day of March by DUANE N. MARTIN. CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER (Title(s)) of UNIVERSAL FOOD & BEVERAGE COMPANY (A NEVADA CORPORATION) (Name of Business or Entity) a CORPORATION on behalf of the business or entity.

My commission expires: 5/20/08

(Seal)

/s/ Carl A. Neumann
“OFFICIAL SEAL” CARL A. NEUMANN Notary Public, State of Illinois My Commission Expires 05/20/08	(Notary Public)

© 2001 Bankers Systems, Inc., St. Cloud, MN Form M-260-VA 6/26/2002	(page 1 of 2)

ADDITIONAL PROVISIONS

The Guarantor further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Guarantor hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the Guarantor or modify, reduce, limit or release the liability of the Guarantor hereunder.

2. This is an absolute, unconditional and continuing Guaranty of payment of the Indebtedness and will continue to be enforceable against the Guarantor, whether or not all Indebtedness is paid in full, until this Guaranty is revoked by written notice actually received by the Lender. Any revocation shall not be effective as to any Indebtedness existing or committed to at the time of actual receipt of notice by the Lender, or as to any renewals, extensions and refinancings thereof.

The Guarantor represents and warrants to the Lender that the Guarantor has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting from the creation of Indebtedness guaranteed hereby, and that this Guaranty is given for a business purpose. The Guarantor agrees to rely exclusively on its right to revoke this Guaranty prospectively as to future transactions, by written notice actually received by Lender if at any time, the benefits then being received by the Guarantor in connection with this Guaranty are not sufficient to warrant its continuance as a Guarantor as to future Indebtedness. Accordingly, the Lender may rely conclusively on a continuing warranty, hereby made, that the Guarantor continues to be benefited by this Guaranty and that the Lender has no duty to inquire into or confirm the receipt of any benefits, and that this Guaranty will be enforceable without regard to the receipt, nature or value of any such benefits.

3. If the Guarantor is dissolved or becomes insolvent, however defined, or revokes this Guaranty, then the Lender has the right to declare the full amount of all Indebtedness immediately due and payable, and the Guarantor will forthwith pay the Lender. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, will become immediately due and payable without demand or notice thereof.

4. The Guarantor will be liable for all Indebtedness, without any limitation as to amount, plus accrued interest thereon and all attorneys’ fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Guarantor hereunder. The Lender may apply any sums received by or available to the Lender on account of the Indebtedness from Borrower or any other person (except the Guarantor), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts will not reduce, affect or impair the liability of the Guarantor hereunder. If the liability of the Guarantor is limited pursuant to this paragraph 4, any payment made by the Guarantor under this Guaranty will be effective to reduce or discharge its liability only if accompanied by a written transmittal document, received by the Lender, advising that such payment is made under this Guaranty for that purpose.

5. The Guarantor will pay or reimburse the Lender for all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy or insolvency proceedings.

6. Whether or not any existing relationship between the Guarantor and Borrower has been changed or ended and whether or not this Guaranty has been revoked, the Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Guarantor and without any notice to the Guarantor. The liability of the Guarantor will not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or approval by the Guarantor): (i) any acceptance of collateral security, Guarantor’s, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other Guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under §1111(b)(2) of the United States Bankruptcy Code.

7. The Guarantor waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, estoppel, statute of limitations, res judicata, statute of frauds, fraud, forgery, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Lender to Borrower or any such other person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The Guarantor shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though Borrower’s obligations had not been discharged.

8. The Guarantor further agree(s) that Guarantor will be obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. “Indebtedness” shall include post-bankruptcy petition interest and attorneys’ fees and any other amounts which Borrower is discharged from paying or which do not accrue to Indebtedness due to Borrower’s discharge, and Guarantor will be obligated to pay such amounts as fully as if Borrower’s obligations had not been discharged.

9. If any payment applied by the Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied will for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty will be enforceable as to such Indebtedness as fully as if such application had never been made.

10. The Guarantor waive(s) any claim, remedy or other right which the Guarantor may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Guarantor’s obligation under this Guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration or any right to participate in any claim or remedy the Guarantor may have against the Borrower, collateral, or other party obligated for Borrower’s debt, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

11. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Lender will not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

12. The liability of the Guarantor under this Guaranty is in addition to and is cumulative with all other liabilities of the Guarantor to the Lender as Guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. To induce Lender to enter into the Loan, Guarantor makes these representations and warranties for as long as Guaranty is in effect. Guarantor is duly organized, validly existing and in good standing under the laws in the jurisdiction where Guarantor was organized and is duly qualified, validly existing and in good standing in all jurisdictions in which Guarantor operates or Guarantor owns or leases property. Guarantor has the power and authority to enter into this transaction and to carry on Guarantor’s business or activity as now conducted. The execution, delivery and performance of this Guaranty and the obligation evidenced by this Guaranty: are within Guarantor’s duly authorized powers; has received all necessary governmental approval; will not violate any provision of law or order of court or governmental agency; and will not violate any agreement to which Guarantor is a party or to which Guarantor is or any of Guarantor’s property is subject. Other than previously disclosed in writing to Lender, Guarantor has not changed Guarantor’s name or principal place of business within the last ten years and has not used any other trade or fictitious name. Without Lender’s prior written consent. Guarantor does not and will not use any other name and will preserve Guarantor’s existing name, trade names and franchises, Guarantor owns or leases all property that Guarantor needs to conduct Guarantor’s business and activities. All of Guarantor’s property is free and clear of all liens, security interests, encumbrances and other adverse claims and interests, except those Lender previously agreed to in writing. Guarantor is not violating any laws, regulations, rules, orders, judgments or decrees applicable to Guarantor or Guarantor’s property, except for those that Guarantor is challenging in good faith through proper proceedings after providing adequate reserves to fully pay the claim and its challenge should Guarantor lose.

14. This Guaranty is effective upon delivery to the Lender, without further act, condition or acceptance by the Lender. It will be binding upon the Guarantor and the successors and assigns of the Guarantor and will inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty will not affect other lawful provisions and application hereof, and to this end the provisions of this Guaranty are declared to be severable. Except as allowed by the terms herein, this Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by the laws of the State in which it is executed. The Guarantor waives notice of the Lender’s acceptance hereof.

(page 2 of 2)
© 2001 Bankers Systems, Inc., St. Cloud, MN Form M-250-VA 6/26/2002	/s/Duane N. Martin	__________